INVESCO COUNSELOR SERIES FUNDS, INC.
                             INVESCO ADVANTAGE FUND
                  INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 31, 2002


The section of the  Statement of  Additional  Information  entitled  "Investment
Restrictions"   is  amended  to  add  the   following   fundamental   investment
restriction:

     9. Each Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that Advantage Global Health Sciences Fund will invest 25% or more of its assets in one or more health care-related industries.

The section of the Statement of Additional Information entitled "Investment Restrictions" is amended to add the following non-fundamental investment policy:

     G. With respect to fundamental investment restriction (9) above, health care-related industries include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and services companies.

The section of the Statement of Additional Information entitled "The Investment Advisory Agreement" is amended to (i) delete the second sentence of the fifth paragraph and (ii) substitute the following in its place:

     The investment  performance of a Fund will be determined by adding together
     (i) the change in the net asset value of the Class A shares during the Performance Period, (ii) the value of cash distributions made by the Fund to holders of Class A shares to the end of the Performance Period, and
     (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period.

The date of this Supplement is March 14, 2003.